UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

Form 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002

Registrant’s telephone number, including area code: (713) 652-0582

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 7, 2018, Mark G. Papa resigned from the Oil States International, Inc. (the “Company”) Board of Directors (the “Board”). Mr. Papa’s resignation is in connection with his decision to join the board of directors of a competitor and did not result from any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices. Prior to his resignation, Mr. Papa served as Chairman of the Board and as a member of the Compensation Committee and Nominating & Corporate Governance Committee. On August 7, 2018, the Board accepted Mr. Papa's resignation and approved the acceleration of Mr. Papa’s previously reported award of 3,425 shares of Company common stock which were previously scheduled to vest on the day preceding the Company’s 2019 annual meeting of stockholders.
On August 7, 2018, the Board appointed Robert L. Potter as Chairman of the Board to fill the vacancy created by Mr. Papa’s resignation. As of the filing of this report, the Board has not determined who will replace Mr. Papa on the Compensation Committee or the Nominating & Corporate Governance Committee.
Item 7.01. Regulation FD Disclosure.
On August 7, 2018, the Company issued a press release relating to Mr. Papa’s resignation and the appointment of Mr. Potter as Chairman of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in Item 7.01 of and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any previous or future registration statements filed under the Securities Act of 1933 unless specifically identified therein as being incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release dated as of August 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL STATES INTERNATIONAL, INC.

Date:	August 7, 2018	By:	/s/ LLOYD A. HAJDIK
Lloyd A. Hajdik
Executive Vice President, Chief Financial Officer & Treasurer